Registration No. 333-104713
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 5
                                       to
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)

                                   13-5570651
                      (I.R.S. Employer Identification No.)

              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                 (212) 554-1234

               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)


                                   DODIE KENT
                            VICE PRESIDENT AND COUNSEL
                      AXA EQUITABLE LIFE INSURANCE COMPANY
              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                 (212) 554-1234


(Name, address, including zip code, and telephone number, including area code, of agent for service)

                  Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001
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

                                      NOTE

Registrant is filing this Post-Effective Amendment No. 5 ("Amendment") solely to add certain undertakings to the Part II of the Registration Statement No. 333-104713 ("Registration Statement"). The Part II herein replaces the Part II filed in Post-Effective Amendment No. 4 to the Registration Statement filed on April 20, 2006 ("Post-Effective Amendment No. 4"). The Amendment is not intended to amend or delete any other part of the Registration Statement, as filed in Post-Effective Amendment No. 4, including the Prospectuses, Supplements and Statements of Additional Information describing the contracts, except as specifically noted herein.

                                 PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 15.          INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

               7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                    (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                   (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                    (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. {Business Corporation Law ss.ss. 721-726; Insurance Law ss.1216}

          The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X. L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, Starr Excess Liability International and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

ITEM 16.          EXHIBITS

                  Exhibits No.

                  (1)      (a)      Form of Distribution Agreement by and among
                                    Equitable Distributors, Inc., Separate
                                    Account Nos. 45 and 49 of Equitable Life and
                                    Equitable Life Assurance Society of the
                                    United States, incorporated by reference to
                                    Exhibit 1(a) to the Registration Statement on Form S-3 (File No. 33-88456), filed June
                                    7, 1996.

                           (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593) on May 1, 1998.

                           (c) Distribution and Servicing Agreement among Equico Securities (now AXA Advisors, LLC), The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, dated as of May 1, 1994, incorporated herein by reference to Exhibit 3(c) to the Registration Statement on Form N-4 File No. 2-30070, refiled electronically July 10, 1998.

                           (d) Letter of Agreement for Distribution Agreement among The Equitable Life Assurance Society of the United States and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated April 20, 1998, incorporated herein by reference to
                                    Exhibit No. 3(c) to Registration Statement
                                    (File No. 33-83750), filed on May 1, 1998.

                           (e) Participation Agreement among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC) dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust, (File No. 333-17217) on Form N-1A, August 28, 1997.

                           (f) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-81501 on December 5, 2001.

                           (g) Form of Participation Agreement among The Equitable Life Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17641, filed on October 8, 2002.

                           (h) Form of Particiption Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Company of the United States, previously filed with this Registration Statement, File No. 333-81501 on Form N-4, on August 5, 2003.

                           (i) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 incorporated herein by reference to Exhibit 3(d) to Registration Statement File No. 33-83750 filed April 25, 2001.

                           (j) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 incorporated herein by reference to Exhibit 3(e) to Registration Statement File No. 33-83750 filed April 25, 2001.

                           (k)      General Agent Sales Agreement dated
                                    January 1, 2000 between The Equitable Life
                                    Assurance Society of the United States and
                                    AXA Network, LLC and its subsidiaries,
                                    incorporated herein by reference to
                                    Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed
                                    April 19, 2004.

                            (l) First Amendment to General Agent Sales Agreement dated January 1, 2000 between
                                    The Equitable Life Assurance Society of the
                                    United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                            (m) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

                            (n) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                            (o) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

                            (p) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

                  (4)       (a)     Form of group annuity contract no.
                                    1050-94IC, incorporated herein by reference to Exhibit No. 4(a) to the Registration
                                    Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

                           (b) Form of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit No. 4(b) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

                           (b)(i) Form of Data pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(s) to the Registration Statement on Form N-4 (File No. 33-05593) filed on May 22, 1998.

                           (c) Forms of Endorsement Nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages no. 94ICA/BIM(IRA), (NQ), (NQ Plan A) and (NQ Plan B), incorporated herein by reference to Exhibit No. 4(c) to the Registration Statement on Form S-3
                                    (File No. 333-24009) filed on March 6, 1998.

                           (c)(i) Form of Data Pages for Equitable Accumulator Select TSA, incorporated by reference to
                                    Exhibit 4(k) to the Registration Statement on Form N-4 (File No. 333-31131) filed on May 22, 1998.

                           (d) Forms of Application used with the IRA, NQ and Fixed Annuity Markets, incorporated herein by reference to Exhibit No. 4(d) to the Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

                           (d)(i) Form of Data Pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(v) to the Registration Statement on Form N-4 (File No. 33-83750) filed on May 22, 1998.

                           (e) Form of Endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit No. 4(e) to the Registration Statement on Form S-3 (File No. 333-24009) filed on March 6, 1998.

                           (e)(i) Form of Endorsement Applicable to TSA Certificates, incorporated by reference to
                                    Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

                           (f) Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-3 (File No. 33-88456) filed August 31, 1995.

                           (f)(i) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QF and TSA), incorporated by reference to Exhibit No. 5(f) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

                  Exhibits No.

                           (g) Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan and Assured Payment Plan (Life Annuity with a Period Certain), incorporated by reference to Exhibit 4(g) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (h)      Form of Separate Account Insulation
                                    Endorsement for the Endorsement Applicable to Market Value Adjustment Terms, incorporated by reference to Exhibit 4(h) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (i) Forms of Guaranteed Minimum Income Benefit Endorsements (and applicable data page for Rollover IRA) for Endorsement Applicable to Market Value Adjustment Terms and for the Life Contingent Annuity Endorsement, incorporated by reference to Exhibit 4(i) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (j) Forms of Enrollment Form/Application for Rollover IRA, Choice Income Plan, Assured Growth Plan, Accumulator and Assured Payment Plan, incorporated by reference to Exhibit 4(j) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (k) Forms of Data Pages for the Accumulator, incorporated by reference to Exhibit 4(k) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

                           (l) Forms of Data Pages for the Rollover IRA, incorporated by reference to Exhibit 4(l) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

                           (m) Forms of Data Pages for the Accumulator and Rollover IRA, incorporated by reference to
                                    Exhibit 4(m) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 9, 1996.

                           (n) Forms of Data Pages for Accumulator and Rollover IRA, incorporated by reference to
                                    Exhibit 4(n) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 16, 1996.

                           (o) Forms of Data Pages for the Accumulator, Rollover IRA, Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), incorporated herein by reference to Exhibit No. 4(o) to the Registration Statement on Form S-3
                                    (File No. 333-24009) filed on April 30,
                                    1997.

                           (p) Forms of Enrollment Form/Application for Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), incorporated herein by reference to Exhibit No. 4(p) to the Registration Statement on Form S-3 (File No. 333-24009) filed on April 30, 1997.

                           (q)      Forms of Data Pages for Equitable
                                    Accumulator Select (IRA) and Equitable
                                    Accumulator Select (NQ), incorporated herein by reference to Exhibit No. 4(q) to the Registration Statement on Form S-3 (File
                                    No. 333-24009) filed on September 18, 1997.

                           (r) Forms of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), incorporated herein by reference to Exhibit No. 4(r) to the Registration Statement on Form S-3 (File No. 333-24009) filed on September 18, 1997.

                           (s) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (IRA) Certificates, incorporated by reference to
                                    Exhibit 4(m) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (t) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (NQ) Certificates, incorporated by reference to Exhibit 4(n) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (u) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (QP) Certificates, incorporated by reference to Exhibit 4(o) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (v) Form of Data Pages No. 94ICB, 94ICBMVA and 94ICBLCA for Assured Payment Option Certificates, incorporated by reference to
                                    Exhibit 4(p) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (w) Form of Data Pages No. 94ICB, 94ICBMVA and 94ICBLCA for APO Plus Certificates, incorporated by reference to Exhibit 4(q) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (x) Form of Endorsement applicable to Defined Benefit Qualified Plan Certificates No. 98ENDQPI incorporated by reference to
                                    Exhibit 4(r) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (y)      Form of Endorsement applicable to
                                    Non-Qualified Certificates No. 98ENJONQI, incorporated by reference to Exhibit 4(s) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (z) Form of Endorsement applicable to Charitable Remainder Trusts No. 97ENCRTI, incorporated by reference to Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (a)(a) Form of Enrollment Form/Application No. 126737 (5/98) for Equitable Accumulator (IRA, NQ and QP), incorporated by reference to Exhibit 5(e) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (b)(b) Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(j) to the Registration Statement
                                    File No. 333-64749 on Form N-4, filed
                                    September 30, 1998.

                           (c)(c) Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(k) to the Registration Statement
                                    File No. 333-64751 on Form N-4, filed
                                    September 30, 1998.

                           (d)(d) Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4 (k) to the Registration Statement File No. 333-64749 on Form N-4, filed September 30, 1998.

                           (e)(e) Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(l) to the Registration Statement File No. 333-64751 on Form N-4, filed September 30, 1998.

                           (f)(f) Form of Data Pages for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 4(h) to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

                           (g)(g) Form of Enrollment Form/Application for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 5 to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

                           (h)(h) Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(z) to Registration Statement File No. 333-05593 on Form N-4, filed on November 23, 1999.

                           (i)(i) Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(c)(c) to Registration Statement File No. 33-83750 on Form N-4, filed on December 3, 1999.

                           (j)(j)   Form of Endorsement (Form No. 2000
                                    ENRAI-IM) -- Beneficiary Continuation Option for use with IRA contracts incorporated herein by reference to Exhibit No. 4(j)(j) to the Registration Statement on Form S-3 File No. 333-24009 filed on April 26, 2000.

                           (k)(k) Form of data pages for Equitable Accumulator Select baseBUILDER incorporated herein by reference to Registration Statement File No. 333-73121, filed on April 25, 2000.

                           (l)(l) Form of Endorsement applicable to Roth IRA Contracts, Form No. 1M-ROTHBCO-1 incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (m)(m) Revised Form of Endorsement applicable to IRA Certificates, Form 2000EN/RAI-IM incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (n)(n)   Form of Endorsement applicable to
                                    Non-Qualified Certificates Form No. 99ENNQ-G incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (o)(o) Form of Optional Death Benefit Rider, Form No. 2000PPDB incorporated herein by reference to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (p)(p) Form of Data Pages for Equitable Accumulator incorporated herein by reference to Exhibit 4(i)(i) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (r)(r) Form of Data Pages for Equitable Accumulator Select incorporated herein by reference to
                                    Exhibit 4(v) to Registration Statement File
                                    No. 333-73121 on Form N-4, filed April 25,
                                    2001.

                           (s)(s) Form of Data Pages for Equitable Accumulator Advisor incorporated herein by reference to
                                    Exhibit 4(l) to Registration Statement File
                                    No. 333-44996 on Form N-4, filed
                                    April 25, 2001.

                           (t)(t) Form of Data Pages for Equitable Accumulator incorporated herein by reference to Exhibit 4(f)(f) to Registration Statement File No. 333-05593 on Form N-4, filed April 25, 2001.

                           (u)(u) Form of Data Pages for Equitable Accumulator Select incorporated herein by reference to
                                    Exhibit 4(w) to Registration Statement File
                                    No. 333-31131 on Form N-4, filed
                                    April 25, 2001.

                           (w)(w) Form of Data Pages for Equitable Accumulator Advisor incorporated herein by reference to
                                    Exhibit 4(m) to Registration Statement File
                                    No. 333-96177 on Form N-4, filed
                                    April 25, 2001.

                           (x)(x) Form of Amendment to Certificate Form No. 941CB, Form No. 2000 BENE-G incorporated herein by reference to Exhibit 4(j)(j) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (y)(y)   Form of Endorsement applicable to
                                    Non-Qualified Certificates incorporated
                                    herein by reference to Exhibit 4(k)(k) to Registration Statement File No. 33-83750 on Form N-4, filed April 25, 2001.

                           (z)(z) Form of Enrollment Form/Application for Equitable Accumulator Select II incorporated herein by reference to Exhibit 5(a) to Registration Statement File No. 811-07659 (amendment No. 50) on Form N-4 filed on
                                    May 11, 2001.

                           (a)(b) Form of Data Pages for Equitable Accumulator Select II (NQ) incorporated herein by reference to Exhibit 4(e) to Registration Statement File No. 811-07659 (amendment No. 50) on Form N-4 filed on
                                    May 11, 2001.

                           (a)(c) Form of Data Pages for Equitable Accumulator Select II (NQ) Certificates incorporated herein by reference to Exhibit 4(k) to Registration Statement File No. 811-08754 (amendment No. 41) on Form N-4 filed on May 22, 2001.

                           (a)(d) Form of Enrollment Form/Application for Equitable Accumulator Select II incorporated herein by reference to Exhibit 5(a) to Registration Statement File No. 811-08754 (amendment No. 41) on Form N-4 filed on May 22, 2001.

                           (a)(e) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                           (a)(f) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                           (a)(g) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85,incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                           (a)(h) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB, incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                          (a)(i) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit) (No. 2002 GMIB), incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                          (a)(j) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB), incorporated herein by reference to Registration Statement File No. 333-05593, filed on April 24, 2003.

                          (a)(k) Form of Endorsement, Form No. 2002 DP (GIA/SEL), incorporated herein by reference to Registration Statement File No. 333-31131 filed on April 24, 2003.

                          (a)(l) Form of Data Pages for (No. 2003 DPSelect), incorporated by reference to Exhibit No. 4(i)(i)(i) to Registration Statement File No. 333-31131, filed on May 8, 2003.

                          (a)(m) Form of Data Pages (Inherited IRA) (No. 2003 DPTOBCO-Select) incorporated by reference to Exhibit No. 4(j)(j)(j) to Registration Statement File No. 333-31131, filed on May 8, 2003.

                          (a)(n) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) incorporated by reference to Exhibit No. 4(a)(i) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(o) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) incorporated by reference to Exhibit No. 4(a)(j) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(p) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) incorporated by reference to Exhibit No. 4(a)(k) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(q) Form of Protection Plus Optional Death Benefit Rider (No. 2003 PPDB) incorporated by reference to Exhibit No. 4(a)(l) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(r) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003
                                    GPB) incorporated by reference to Exhibit
                                    No. 4(a)(m) to Registration Statement File
                                    No. 333-05593, filed on May 8, 2003.

                          (a)(s) Form of Spousal Protection Rider (No. 2003 SPPRO) incorporated by reference to Exhibit No. 4(a)(n) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(t) Form of Data Pages (No. 2003 DPTOBCO) incorporated by reference to Exhibit No. 4(a)(o) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(u)    Form of Data Pages (No. 2003 DP)
                                    incorporated by reference to Exhibit No.
                                    4(a)(p) to Registration Statement File No.
                                    333-05593, filed on May 8, 2003.

                          (a)(v) Form of Data Pages (No. 2003 DPCORE) incorporated by reference to Exhibit No. 4(a)(q) to Registration Statement File No. 333-05593, filed on May 8, 2003.

                          (a)(w) Form of Data Pages (No. 2003 DPElite) incorporated by reference to Exhibit No. 4(z)(z) to Registration Statement File No. 333-60730, filed on May 8, 2003.

                          (a)(x) Form of Data Pages (No. 2003 DPPlus) incorporated by reference to Exhibit No. 4(c)(c)(c) to Registration Statement File No. 333-64749, filed on May 8, 2003.

                          (a)(y) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-A) incorporated by reference to Exhibit No. 4(a)(r) to Registration Statement File No. 333-05593, filed May 3, 2004.

                          (a)(z) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-B) incorporated by reference to Exhibit No. 4(a)(s) to Registration Statement File No. 333-05593, filed May 3, 2004.

                          (a)(z)(a) Form of Data Pages (2004DPGWB) incorporated
                                    by reference to Exhibit No. 4(a)(t) to
                                    Registration Statement File No. 333-05593, filed May 3, 2004.

                          (a)(z)(b) Form of Guaranteed Withdrawal Benefit
                                    ("GWB") Rider [also known as "Principal
                                    Protector"] (2004GWB-A (rev 2/05))
                                    incorporated by reference to Exhibit 4(a)(u) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                          (a)(z)(c) Form of Guaranteed Withdrawal Benefit
                                    ("GWB") Rider [also known as "Principal
                                    Protector"] (2004GWB-B (rev 2/05))
                                    incorporated by reference to Exhibit 4(a)(v) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                          (a)(z)(d) Form of Guaranteed Withdrawal Benefit
                                    ("GWB") Rider [also known as "Principal
                                    Protector"] (2004GWB-A1 (rev 2/05))
                                    incorporated by reference to Exhibit 4(a)(w) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                          (a)(z)(e) Form of Guaranteed Withdrawal Benefit
                                    ("GWB") Rider [also known as "Principal
                                    Protector"] (2004GWB-B1 (rev 2/05))
                                    incorporated by reference to Exhibit 4(a)(x) to Registration Statement (File No. 333-05593) on Form N-4, Filed April 20, 2005.

                          (a)(z)(f) Form of Change of Ownership Endorsement
                                    (2004COO) incorporated by reference to
                                    Exhibit 4(a)(y) to Registration Statement
                                    (File No. 333-05593) on Form N-4, Filed
                                    April 20, 2005.

                          (a)(z)(g) Form of Endorsement Applicable to TSA
                                    Contracts (2004TSA) incorporated by
                                    reference to Exhibit 4(a)(z) to Registration
                                    Statement (File No. 333-05593) on Form N-4,
                                    Filed April 20, 2005.

                          (a)(z)(h) Form of Guaranteed Minimum Income Benefit
                                    ("GMIB") Rider (No. 2003 GMIB revised 11/05
                                    NLG) (also known as the Living Benefit)

                          (a)(z)(i) Form of Guaranteed Minimum Income Benefit
                                    ("GMIB") Rider (No. 2003 GMIB revised 11/05
                                    OPR) (also known as the Living Benefit)

                          (a)(z)(j) Form of Guaranteed Minimum Death Benefit
                                    ("GMDB") Rider (No. 2003 GMDB revised
                                    11/05 OPR) (Greater of 6% Roll up to Age
                                    85 GMDB or Annual Ratchet to Age 85 GMDB)

                          (a)(z)(k) Form of application for Accumulator(R)
                                    Select(SM), Form No. 2004 App 02,
                                    incorporated herein by reference to
                                    Exhibit 5.(j) to the Registration
                                    Statement on Form N-4 (File No. 333-31131), filed April 20, 2006.

                          (a)(z)(l) Form of application for Accumulator(R)
                                    Advisor(SM), Form No. 2004 App 02,
                                    incorporated herein by reference to
                                    Exhibit 5.(b) to the Registration
                                    Statement on Form N-4 (File No. 333-96177), filed April 20, 2006.

                          (a)(z)(m) Form of endorsement for Accumulator(R)
                                    Plus(SM), No. 2005TRBNS, incorporated
                                    herein by reference to Exhibit 4.(p)(p)(p) to the Registration Statement on Form N-4 (File No. 333-64749), filed April 20, 2006.

                          (a)(z)(n) Form of application for Accumulator(R)
                                    Plus(SM), Form No. 2004 App 02,
                                    incorporated herein by reference to
                                    Exhibit 5.(d) to the Registration
                                    Statement on Form N-4 (File No. 333-64749), filed April 20, 2006.

                          (a)(z)(o) Form of application for Accumulator(R)
                                    Elite(SM), Form No. 2004 App 02,
                                    incorporated herein by reference to
                                    Exhibit 5.(d) to the Registration
                                    Statement on Form N-4 (File No. 333-60730), filed April 20, 2006.

                          (a)(z)(p) Revisions to 2005IML-I, 2005IML, and
                                    2005IML DP, incorporated herein by
                                    reference to Exhibit 4.(h) to the
                                    Registration Statement on Form N-4
                                    (File No. 333-127445), filed April 20, 2006.

                          (a)(z)(q) Form of application for Accumulator(R),
                                    Form No. 2004 App 02, incorporated herein by reference to Exhibit 5.(l) to the Registration Statement on Form N-4
                                    (File No. 333-05593), filed April 20, 2006.

                  Exhibits No.

                  (5)      (a)      Opinion and Consent of Robin Wagner, Vice
                                    President and Counsel, as to the legality of the securities being offered, previously filed with this Registration Statement File
                                    No. 333-104713 on April 23, 2003.

                           (b) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 333-104713 on April 20, 2006.


                           (c) Copy of the Internal Revenue Service determination letter regarding qualification under Section 401 of the Internal Revenue Code, incorporated by reference to Exhibit 5(b) to the Registration Statement on Form S-3 (File No. 33-88456), filed August 31, 1995.

                  (23)     (a)(i)   Consent of PricewaterhouseCoopers LLP,
                                    previously filed with this Registration
                                    Statement No. 333-104713 on April 20, 2006.

                           (a)(ii) Consent of KPMG LLP, previously filed with this Registration Statement No. 333-104713 on April 20, 2006.

                           (b)      Consent of Counsel see Exhibit 5(b).

                  (24)     (a)      Powers of Attorney incorporated herein by
                                    reference to Exhibit No. 23(c) to the
                                    Registration Statement (File No. 333-24009) filed on April 26, 2000.

                           (b) Powers of Attorney, incorporated herein by reference to Exhibit No. 7(a) to Registration Statement on Form S-6, File No. 333-17663, filed on April 28, 2000.

                           (c) Powers of Attorney, incorporated herein by reference to Exhibit No. 27(n)(iii) to Registration Statement on Form N-6, File No. 333-103199, filed on April 4, 2003.

                           (d)      Powers of Attorney, incorporated herein
                                    by reference to Exhibit 10.(a) Registration
                                    Statement File No. 2-30070 on Form N-4,
                                    filed on April 19, 2004.

                           (e) Powers of Attorney, incorporated herein by reference to Exhibit 10.(d) to Registration Statement File No. 333-05593 on Form N-4, filed on August 4, 2004.

                           (f) Powers of Attorney, incorporated herein by reference to Exhibit 10.(f) to Registration Statement File No. 333-05593 on Form N-4, filed on April 20, 2005.

                           (g) Powers of Attorney, incorporated herein by reference to Exhibit 10.(g) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

                           (h) Power of Attorney for Alvin H. Fenichel dated October 19, 2005 incorporated herein by reference to Exhibit 10.(c) to Registration Statement File No. 333-127445 on Form N-4, filed on November 16, 2005.

                           (i) Powers of Attorney, previously filed with this Registration Statement No. 333-104713 on April 20, 2006.

ITEM 17.          UNDERTAKINGS

                  (a)      The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or
                               sales are being made, a post-effective amendment to this registration statement:

                                     (i)    to include any prospectus required
                                            by section 10(a)(3) of the
                                            Securities Act of 1933;

                                     (ii)   to reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the registration
                                            statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate represent a fundamental
                                            change in the information set forth
                                            in the registration statement.
                                            Notwithstanding the foregoing, any
                                            increase or decrease in volume of
                                            securities offered (if the total
                                            dollar value of securities offered
                                            would not exceed that which was
                                            registered) and any deviation from
                                            the low or high end of the estimated
                                            maximum offering range may be
                                            reflected in the form of prospectus
                                            filed with the Commission pursuant
                                            to Rule 424(b) if, in the aggregate,
                                            the changes in volume and price
                                            represent no more than 20% change in
                                            the maximum aggregate offering price
                                            set forth in the "Calculation of
                                            Registration Fee" table in the
                                            effective registration statement;

                                    (iii)   to include any material information
                                            with respect to the plan of
                                            distribution not previously
                                            disclosed in the registration
                                            statement or any material change to
                                            such information in the registration
                                            statement;

         provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and
         (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                           (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

                           (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
                                    The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser: (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424; (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 28th day of April, 2006.

                                    AXA EQUITABLE LIFE INSURANCE COMPANY
                                           (Registrant)

                                    By: /s/ Dodie Kent
                                            ------------------
                                            Dodie Kent
                                            Vice President
                                            AXA Equitable Life Insurance Company


         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert               James F. Higgins             Peter J. Tobin
Christopher M. Condron         W. Edwin Jarmain             Stanley B. Tulin
Henri de Castries              Christina Johnson
Denis Duverne                  Scott D. Miller
Mary R. (Nina) Henderson       Joseph H. Moglia





*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 28, 2006